Exhibit 10.1

Execution Version

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of October 4, 2013, by and among Gramercy Property Trust Inc., a Maryland corporation (the “Company”), BHR Master Fund, Ltd., a Cayman Islands Corporation and BHR OC Master Fund, Ltd., a Cayman Islands Corporation (together “BHR”), and those additional Persons (as defined below) that may become a party hereto prior to the Closing (as defined below) as an Investor by entering into a Joinder Agreement with the Company substantially in the form of Exhibit F attached hereto (a “Joinder Agreement”) (each individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.          The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.          Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement or to a Joinder Agreement, as applicable (which aggregate amount for all Investors together shall be set forth on Schedule 1 hereto, shall be less than 20% of the total number of outstanding shares of Common Stock or the total voting power of the Common Stock (as calculated pursuant to Section 312.03(c) of the New York Stock Exchange Listed Company Manual) and shall collectively be referred to herein as the “Common Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agent” has the meaning set forth in Section 3.1(h).

“Agreement” has the meaning set forth in the Preamble.

“BHR” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing, which shall occur no later than the second (2nd) Business Day following the date of this Agreement or such other date and time as is mutually agreed to by the Company and each Investor.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Morgan, Lewis & Bockius LLP, counsel to the Company.

“Common Shares” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Contingent Value Rights Agreement” has the meaning set forth in Section 2.2(c).

“Convertible Securities” means any rights, options or warrants to purchase Common Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(f).

“Domestically Controlled REIT” means a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4) of the Code, and, for the avoidance of doubt, taking into account the ownership of the Common Shares.

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“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.5.

“Eligible Market” means any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Equity Incentive Plans” means, collectively, the (i) Amended and Restated 2004 Equity Incentive Plan, (ii) the 2012 Inducement Equity Incentive Plan, and (iii) the 2008 Employee Stock Purchase Plan, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means March 21, 2014.

“FINRA” has the meaning set forth in Section 3.2(c).

“GAAP” has the meaning set forth in Section 3.1(f).

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

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“Insolvent” has the meaning set forth in Section 3.1(g).

“Investor” has the meaning set forth in the Preamble.

“Joinder Agreement” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Lock-Up Period” has the meaning set forth in Section 4.7.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means any circumstance, change, condition, event, occurrence, development or effect (whether or not, in any case, covered by insurance) that is, or would be reasonably expected to be, (i) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (ii) a material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, provided, that, none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

“Notice” has the meaning set forth in Section 7.4.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Proceeding” means an action, claim, suit, investigation, inquiry or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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“Registrable Securities” means the Common Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (which shall not include, for the avoidance of doubt, the contingent value rights issued pursuant to the Contingent Value Rights Agreement).

“Registration Statement” means each registration statement required to be filed under Article VI with respect to the Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(f).

“Securities Act” has the meaning set forth in the Preamble.

“Selling Expenses” means all underwriting discounts, selling fees or commissions and stock transfer taxes applicable to any sale of Registrable Securities.

“Series A Preferred Stock” has the meaning set forth in Section 3.1(e).

“Shares” means shares of the Company’s Common Stock.

“Short Sales” has the meaning set forth in Section 3.2(i).

“Significant Subsidiary” has the meaning set forth in Section 3.1(a).

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

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“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto (including, for the avoidance of doubt, the Contingent Value Rights Agreement) and the Transfer Agent Instructions.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit A, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II
PURCHASE AND SALE

2.1  Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Common Shares (either in certificated or book-entry form, as the Investor and the Company shall agree) at the price per Common Share of $4.11 and for the aggregate price set forth on such Investor’s signature page to this Agreement or to a Joinder Agreement, as applicable. The date and time of the Closing shall be 10:00 a.m., New York City Time, on the Closing Date. The Closing shall take place at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036 or such other place as the Company and the Investors shall agree.

2.2  Closing Deliveries.

(a)  At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i)        a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to (A) if physical certificates are required by the Investor, deliver, on an expedited basis, one or more stock certificates or (B) if physical certificates are not required by the Investor, make a book-entry record in accordance with the Transfer Agent Instructions, in each case free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof) and evidencing such number of Common Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor;

(ii)        duly executed Transfer Agent Instructions acknowledged by the Company’s transfer agent;

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(iii)         a legal opinion of Company Counsel and Venable LLP, the Company’s Maryland counsel, in the form of Exhibits C-1 and C-2, respectively, executed by such counsel and delivered to the Investors;

(iv)          a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Common Shares, (b) certifying the current versions of the Articles of Incorporation and by-laws of the Company, in each case as amended, restated and/or supplemented and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(v)          a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1.

(b)  At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth on such Investor’s signature page to this Agreement or a Joinder Agreement, as applicable, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

(c)  At the Closing, the Company and each Investor shall execute and deliver a contingent value rights agreement, substantially in the form of Exhibit D (“Contingent Value Rights Agreement”), which shall provide that such Investor shall be issued a number of contingent value rights equal to the number of Common Shares issued to such Investor hereunder.

2.3 Joinder. Each party hereto agrees that from time to time prior to the Closing additional entities may become a party hereto as an Investor by entering into a Joinder Agreement with the Company, which Joinder Agreement shall identify the number of Common Shares to be purchased by such Investor. Upon the execution of such Joinder Agreement by such new entity and the Company, such Joinder Agreement shall become a part of this Agreement without the need for any consent and agreement by any other Investor hereunder, such new entity shall be an Investor hereunder with all of the rights and obligations of an Investor hereunder and the Common Shares to be purchased identified in the Joinder Agreement shall be Common Shares hereunder. Upon the execution and delivery of the Joinder Agreement, the Company shall update Schedule 1 hereto (and is hereby authorized to update Schedule 1) to reflect the purchase of the additional Common Shares identified in such Joinder Agreement.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Investors as follows:

(a)  Organization and Qualification. The Company and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X of the Securities Act) (a “Significant Subsidiary”) of which the Company owns, directly or indirectly, an interest, if any, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Significant Subsidiary are duly qualified to do business and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(c)  No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Significant Subsidiary under the terms or conditions of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company or any Significant Subsidiary is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Significant Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Significant Subsidiary is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect. Other than in connection or in compliance with the provisions of the Securities Act, no notice to, filing with, exemption or review by, or authorization, consent, approval of, any governmental authority is necessary for the consummation of the transactions contemplated by the Transaction Documents.

(d)  The Common Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (except for such Liens imposed by securities laws and Section 4.1) and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).

(e)  Capitalization. The authorized capital stock of the Company is as set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 and filed with the SEC on August 8, 2013. As of September 27, 2013, (i) 59,676,005 shares of Common Stock are issued and outstanding, of which 2,000,000 are issued and outstanding that have been designated as shares of Class B-2 Common Stock, (ii) no shares of Class B-1 Common Stock are issued and outstanding, and (iii) 3,525,822 shares of Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) are issued and outstanding. As of the Closing, (i) the number of shares of Common Stock that will be issued and outstanding shall be equal to 59,683,233, of which 2,000,000 will be issued and outstanding that have been designated as shares of Class B-2 Common Stock, plus the number of shares of Common Stock set forth on Schedule 1 hereto, (ii) no shares of Class B-1 Common Stock will be issued and outstanding, (iii) 3,525,822 shares of Series A Preferred Stock will be issued and outstanding. As of the date hereof, and as of the Closing, all outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in the SEC Reports filed prior to the date hereof, the Company did not have outstanding at June 30, 2013 any other Convertible Securities, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any of the Company’s capital stock, or securities or rights convertible or exchangeable into any of the Company’s capital stock. Except as disclosed in the SEC Reports, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Common Shares will not obligate the Company to issue Common Shares or other securities to any Person (other than the Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as disclosed in the SEC Reports filed prior to the date hereof and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(e) hereto, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

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(f)  SEC Reports; Financial Statements. Except as set forth in SEC Reports filed prior to the date hereof or on Schedule 3.1(f) hereto, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

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(g)  Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports (other than forward-looking statements, risk factors and others statements cautionary in nature) filed prior to the date hereof or in Schedule 3.1(g) hereto, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans and (vi) the Company’s business has been conducted in the ordinary course of business, consistent with past practice. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.1(g), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(h)  No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Common Shares pursuant to this Agreement. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim for fees arising out of the issuance of the Common Shares pursuant to this Agreement. The Company acknowledges that it has engaged Morgan Stanley & Co. LLC as its financial adviser (the “Agent”) in connection with the sale of the Common Shares. Other than the Agent, the Company has not engaged any financial adviser, placement agent or other agent in connection with the sale of the Common Shares.

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(i)  Private Placement; Investment Company. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Common Shares by the Company to the Investors as contemplated hereby. The sale and issuance of the Common Shares hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j)  [Reserved]

(k)  Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(l)  Registration Rights. Except as disclosed in the SEC Reports, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived. No Person has registration or “piggy-back” rights that would preempt or “cut-back” the registration rights granted to the Investors under this Agreement.

(m)  Absence of Litigation. Except as disclosed in the SEC Reports (other than forward-looking statements, risk factors and others statements cautionary in nature) filed prior to the date hereof, to the Company’s knowledge, there is no Proceeding before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Company that could, individually or in the aggregate, have a Material Adverse Effect.

(n)  Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors or the Common Shares as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Common Shares and the Investors’ ownership of the Common Shares.

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(o)  Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) the Company is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) the Company is not in violation of any order of any court, arbitrator or governmental body, or (iii) the Company is not and has not been in violation of any statute, rule or regulation of any governmental authority.

(p)  Domestically Controlled REIT. To the Company’s knowledge and belief, the Company is, and the Company expects that it will be immediately after the Closing a Domestically Controlled REIT, and, for the avoidance of doubt, taking into account the ownership of the Common Stock of the Company), provided that in applying Section 897(h)(4)(B) of the Code for purposes of the defined term “Domestically Controlled REIT” in this representation, it shall be assumed that all Persons who own stock in the Company as a result of the transactions contemplated by this Agreement are foreign persons.

(q)  Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(r)  Sarbanes-Oxley Act. The Company is in compliance in all respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company, severally and not jointly, as follows:

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(a)  Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Investor of the Common Shares hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  No Public Sale or Distribution. Such Investor is acquiring the Common Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any Person; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Common Shares for any minimum or other specific term and, except as otherwise provided in Section 4.7 reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c)  Investor Status. At the time such Investor was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

(d)  No General Solicitation. Such Investor is not purchasing the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e)  Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Common Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

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(f)  Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and all other materials such Investor deemed necessary for the purpose of making an investment decision with respect to the Common Shares, and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company’s business, management and financial affairs and terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information (including material non-public information) about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor has evaluated the risks of investing in the Common Shares, understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for the Investor.

(g)  No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(h)  No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights, including of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

(i)  Prohibited Transactions; Confidentiality. No Investor, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with any Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

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(j)  Restricted Securities.   The Investors understand that the Common Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k)  Legends. It is understood that, except as provided in Section 4.1(c), certificates evidencing the Common Shares may bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the form set forth in Section 4.1(b) (and, with respect to Common Shares held in book-entry form, the Transfer Agent will record such a legend or other notation on the share register of the Company).

(l)  No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares. Such Investor understands that the Agent has acted solely as the agent of the Company in this placement of the Common Shares, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agent.

(m)  Certain Information. Each Investor acknowledges that the Company may have material, non-public information not known to the Investors regarding the Common Shares and the Company, including information received by the Company on a privileged basis from the attorneys and financial advisers representing the Company and its Board of Directors. Each Investor understands, based on its experience, the disadvantage to which such Investor is subject due to the disparity of information between the Company and such Investor and, notwithstanding this, such Investor has deemed it appropriate to enter into this Agreement and engage in the transactions contemplated hereby.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1  Transfer Restrictions.

(a)  Each Investor (severally and not jointly) covenants that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Common Shares by an Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Common Shares.

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(b)  The Investors agree that certificates representing the Common Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Common Shares held in book-entry form, the Transfer Agent will record such a legend or other notation on the share register of the Company):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)  Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Common Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Transfer Agent in accordance with the Transfer Agent Instructions, at such time as Common Shares are being resold, (i) if a registration statement (including the Registration Statement) covering the resale of the Common Shares is effective under the Securities Act, (ii) at the request of the holder (regardless of whether such Common Shares are then being resold), if the Common Shares are eligible for sale under Rule 144, or (iii) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). In connection with the resale of any Common Shares, following the Effective Date and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Common Shares, the Company will no later than three Trading Days following the delivery by an Investor to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Common Shares (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Investor a certificate representing such Common Shares that is free from all restrictive and other legends. Certificates for Common Shares free from all restrictive legends may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s primary broker with the Transfer Agent as directed by the Investor. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).

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(d)  Acknowledgement. Each Investor acknowledges its responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Common Shares or any interest therein without complying with the requirements of the Securities Act and any other applicable securities laws.

4.2 Furnishing of Information. Until the date that any Investor owning Common Shares may sell all of them without restriction under Rule 144 of the Securities Act (or any successor provision), the Company covenants to use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company further covenants that it will take such further action as any holder of Common Shares may reasonably request to satisfy the provisions of this Section 4.2.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Common Shares in a manner that would require the registration under the Securities Act of the sale of the Common Shares to the Investors or that would be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market.

4.4 Reservation of Common Shares. The Company shall maintain a reserve from its duly authorized Shares for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue all of the Common Shares. In the event that at any time the then authorized Shares are insufficient for the Company to satisfy its obligations to issue all of the Common Shares, the Company shall promptly take such actions as may be required to increase the number of authorized Shares.

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4.5 Securities Laws Disclosure; Publicity. On or before 5:30 p.m., New York time, on the fourth (4th) Trading Day following execution of this Agreement, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents (including the schedules and the names, and addresses of the Investors and the amount(s) of Common Shares respectively purchased) in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing. Except as herein provided, neither the Company nor any Subsidiary shall publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor (which consent shall not be unreasonably withheld or delayed), unless otherwise required by law, regulatory authority or Trading Market, including disclosing information with respect to the Investors as selling stockholders in a Prospectus or Prospectus supplement. Neither the Company nor any Subsidiary shall, and shall cause each of its respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the issuance of the above referenced press release without the express written consent of such Investor. Until the end of the Effectiveness Period, the Company shall file all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof and otherwise comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

4.6 NYSE Restrictions. The Company agrees that the Common Shares issued to the Investors shall not be equal to or in excess of 20% of the total number of outstanding shares of the Common Stock or the total voting power of the total number of outstanding shares of Common Stock (as calculated pursuant to Section 312.03(c) of the New York Stock Exchange Listed Company Manual).

4.7 Lock-Up. Each Investor agrees that it will not, without the prior written consent of the Company, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Investor or any Affiliate of such Investor or any Person in privity with such Investor or any Affiliate of such Investor), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any of the Common Shares, or publicly announce an intention to effect any such transaction, for a period from the date hereof until March 25, 2014 (such period, the “Lock-Up Period”).

4.8 Further Assurances. Each Investor agrees to promptly provide any and all information reasonably requested by the Company in connection with the Company’s compliance with the terms of its charter, including with respect to the ownership limitations therein, and its continued qualification as a real estate investment trust under the Code.

4.9 Series A Preferred Dividend. The Company shall pay and bring current any dividends that have accrued on the Series A Preferred Stock such that the Company will be “S-3 eligible” on March 18, 2014.

4.10 Operation of Business. Until 30 days after the expiration of the Lock-Up Period, the Company shall not fail to operate its business in the ordinary course of business consistent with past practice.

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4.11 Most-Favored Nation. Prior to the expiration of the Lock-Up Period, the Investors shall have (a) the ability to elect the benefit of any different terms provided to any subsequent purchaser of Shares in respect of representations, warranties and indemnification and (b) the right to purchase their respective pro rata portion of all or any part of any shares of Common Stock or Convertible Securities that the Company may, from time to time, propose to sell or issue, in each case other than (i) pursuant to any bona fide, underwritten public offering, (ii) pursuant to the conversion of the Class B-2 Common Stock into shares of Common Stock, or (iii) pursuant to the Equity Incentive Plans.

4.12 Domestically Controlled REIT.  Prior to the expiration of the Lock-Up Period, the Company shall: (i) use its reasonable best efforts to continue to qualify as a Domestically Controlled REIT, including, without limitation, (A) not issuing or selling Shares to a foreign Person in a private transaction (excluding, for the avoidance of doubt, a bona fide, underwritten public offering), and (B) not waiving the ownership limitation contained in Article VII, Section 2 of the Company’s Articles of Incorporation for any foreign Person, which would in either case, to the Company’s actual knowledge, result in the Company no longer qualifying as a Domestically Controlled REIT; and (ii) provide notice to BHR promptly if the Company has actual knowledge that the ownership of the Shares by foreign Persons exceeds twenty-five percent (25%) of the total issued and outstanding Shares.

ARTICLE V
CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Common Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of the Company contained herein, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date.

(b)  Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)  No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(d)  Absence of Litigation. No Proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which Proceeding would, if determined adversely, have a Material Adverse Effect.

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5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of the Investors contained herein, disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect, shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

(b)  Performance. The Investors shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investors at or prior to the Closing.

ARTICLE VI
REGISTRATION RIGHTS

6.1 Registration Statement.

(a)  On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement or, if a Registration Statement is then effective, a supplement to the Prospectus, in either case covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision); provided, that the Company may, in its sole discretion, extend the Filing Date for up to ten (10) days. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act). This Prospectus or supplement thereto, as applicable, shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form (subject to any changes that may be made in accordance with Section 6.2(a)) attached hereto as Exhibit E.

(b)  The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or (ii) the date that all Registrable Securities can be sold publicly without any volume limitations under Rule 144, provided, however, that the this clause (ii) cannot be invoked until the Registration Statement has been effective for at least 180 days (the “Effectiveness Period”).

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(c)  Notwithstanding anything in this Agreement to the contrary, after 120 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective (or Prospectus filed, as appropriate) pursuant to this Agreement, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Company’s Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6.1(c) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period. Immediately after the end of any suspension period under this Section 6.1(c), the Company shall take all necessary actions (including filing any required supplemental Prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

6.2          Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)  Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Investors copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the description of the transactions contemplated by this Agreement, the Investors and the plan of distribution as the Investors may reasonably and promptly propose no later than two Trading Days after the Investors have been so furnished with copies of such documents as aforesaid.

(b)   (i) Subject to Section 6.1(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any successor provision); and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

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(c)  Notify the Investors as promptly as reasonably possible, and if requested by the Investors confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (ii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)  Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e)  Promptly deliver to each Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(f)  (i) In the manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application (or applications) covering all of the Registrable Securities; (ii) take all steps necessary to cause such Common Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) during the Effectiveness Period maintain the listing of such Common Shares on each such Trading Market or another Eligible Market.

(g)  Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

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(h)  Cooperate with the Investors to facilitate the timely preparation and delivery of certificates or book-entry records, as required by the Investors, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or records, as applicable, shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(i)  Upon the occurrence of any event described in Section 6.2(c)(iii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)  Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided, that, the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees in writing to keep such information confidential.

(k)  Comply with all rules and regulations of the SEC applicable to the registration of the Common Shares.

(l)  It shall be a condition precedent to the obligations of the Company to complete the registration or Prospectus supplement filing pursuant to this Agreement with respect to the Registrable Securities of any particular Investor that such Investor furnish to the Company the information specified in Exhibits B-1, B-2 and B-3 hereto and such other information regarding itself, the Registrable Securities and other Common Shares held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit E hereto) as shall be reasonably required to effect the registration of such Registrable Securities or file a Prospectus supplement with respect to the Registrable Securities and shall complete and execute such documents in connection with the foregoing as the Company may reasonably request.

(m) The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 (or any successor provision) under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 (or any successor provision) under the Securities Act, reasonably promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 (or any successor provision) and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

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6.3 Registration Expenses. The Company shall pay all fees and expenses (other than Selling Expenses) incurred in connection with the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or “blue sky” laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. All Selling Expenses incurred in connection with the sale of Registrable Securities shall be borne by the selling Investor(s). Each Investor shall pay the expenses of its own counsel and other advisers.

6.4 Indemnification

(a)  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, each Investor’s officers, directors, agents and employees and each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or based on (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor or its agent for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor or its agent in writing expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of Distribution set forth on Exhibit E, as the same may be modified by such Investor and other information provided by the Investor to the Company in the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement and Prospectus, as applicable), or (B) with respect to any Prospectus, if the untrue statement or omission of material fact contained in such Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, if such corrected Prospectus was timely made available by the Company to the Investor, and the Investor or its agent seeking indemnity hereunder was advised in writing not to use the incorrect Prospectus prior to the use giving rise to Losses.

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(b)  Indemnification by Investors. Each Investor shall, severally and not jointly, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees and each Person who “controls” the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses (i) arising out of or based on any misrepresentation or breach of any representation or warranty made by such Investor in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) arising out of (A) any violation or purported violation of securities laws by such Investor in connection with any resale of Common Shares and (B) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor or its agent in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor or its agent expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of Distribution set forth on Exhibit E, as the same may be modified by such Investor and other information provided by the Investor to the Company in the Transaction Documents constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement and Prospectus, as applicable). In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

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An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6.4(c)) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that, the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)  Contribution. If a claim for indemnification under Section 6.4(a) or  (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6.4 was available to such party in accordance with its terms.

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The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6.4 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and, to the extent any such sales are made under the Registration Statement, shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 6.2(c), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates or book-entry records representing Common Shares as set forth in Section 4.1(c) is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

ARTICLE VII
MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Investor with respect to such Investor, by written notice to the other parties, if the Closing has not been consummated on or prior to December 31, 2013; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1 shall not be available to any party if the failure of such party to perform any of its obligations under this Agreement has been a principal cause of, or resulted in, the failure of the Closing to be consummated on or before such date. No termination pursuant to this Section 7.1 will affect the right of any party to sue for any breach by the other party (or parties).

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7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by it incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Common Shares.

The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated in accordance with the provisions of Section 7.1 hereunder, will pay the fees of BHR in accordance with that certain letter agreement from the Company to BHR Capital LLC, dated September 25, 2013.

7.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. All notices, consents, approvals, waivers or other communications (each, a “Notice”) required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be: (i) delivered personally or by commercial messenger; (ii) sent via a recognized overnight courier service, or (iii) sent by facsimile or e-mail transmission, provided confirmation of receipt is received by sender and such Notice is sent or delivered contemporaneously by an additional method provided in this Section 7.4; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

If to the Company:

Gramercy Property Trust Inc.

521 Fifth Avenue

New York, New York 10175

Facsimile No.: 212-297-1090

Email: ematey@gptreit.com

Attention: Edward J. Matey Jr.

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

1701 Market St.

Philadelphia, PA 19103-2921

Facsimile No.: 877-432-9652

Email: jmckenzie@morganlewis.com

Attention: James W. McKenzie, Jr.

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If to BHR:

c/o BHR Capital LLC

545 Madison Ave, 10th Floor

New York, NY 10022

Facsimile No.: 646-556-8076

Email: wbrown@bhrcap.com

                        nroy@bhrcap.com

Attention: William Brown

                               Nirmal Roy

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Facsimile No.: 212-872-1002

Attention: Jeffrey L. Kochian

Email: jkochian@akingump.com

If to an Investor other than BHR:

At its address on the signature page to the Joinder Agreement

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 7.4. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Common Shares, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section applicable to them directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF MARYLAND SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

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7.10          Survival. The representations and warranties contained herein shall survive the Closing for a period of one year following the Closing Date.

7.11          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13          Replacement of Stock Certificates. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Stock Certificates.

7.14          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.15          Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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7.16          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in Common Shares (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly Common Shares), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document (to the extent not already taken into account in such transaction Document) to a number of shares or a price per share shall be amended to appropriately account for such event.

7.17          Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Common Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GRAMERCY PROPERTY TRUST INC.

By:	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

[Signature Page to Common Stock Purchase Agreement]

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement dated as of October 4, 2013 (the “Purchase Agreement”) by and among Gramercy Property Trust Inc. and the Investors (as defined therein), as to the number of Common Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

BHR OC MASTER FUND, LTD.

By:	/s/ Michael N. Thompson
Name: Michael N. Thompson
Title: Managing Partner

Address: 545 Madison Avenue, 10th FL

New York, NY 10022

Telephone No.: 212-378-0830

Facsimile No.: 646-556-8076

Email Address: Investor-middleoffice@bhrcap.com

Number of Common Shares: 1,362,560

Aggregate Purchase Price: $5,600,121.60

Delivery Instructions (if different than above):

c/o: Goldman Sachs & Co.

Address: 222 S. Main Street, 10th Floor, Salt Lake City, UT 84101

Telephone No.: 801-884-4064

Facsimile No. :

Other Special Instructions: Attn: Brad Burnham

[Signature Page to Common Stock Purchase Agreement]

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Stock Purchase Agreement dated as of October 4, 2013 (the “Purchase Agreement”) by and among Gramercy Property Trust Inc. and the Investors (as defined therein), as to the number of Common Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

BHR MASTER FUND, LTD.

By:	/s/ Michael N. Thompson
Name: Michael N. Thompson
Title: Managing Partner

Address: 545 Madison Avenue, 10th FL

New York, NY 10022

Telephone No.: 212-378-0830

Facsimile No.: 646-556-8076

Email Address: Investor-middleoffice@bhrcap.com

Number of Common Shares: 4,561,611

Aggregate Purchase Price: $18,748,221.21

Delivery Instructions (if different than above):

c/o: Goldman Sachs & Co.

Address: 222 S. Main Street, 10th Floor, Salt Lake City, UT 84101

Telephone No.: 801-884-4064

Facsimile No. :

Other Special Instructions: Attn: Brad Burnham

[Signature Page to Common Stock Purchase Agreement]

Exhibits:

A	Company Transfer Agent Instructions

B-1	Stock Certificate/Registration Questionnaire

B-2	Registration Statement/Prospectus Questionnaire

B-3	Certificate for Corporate, Partnership, Limited Liability Company, Trust, Foundation and Joint Investors

C-1	Opinion of Company Counsel

C-2	Opinion of Maryland Counsel

D	Form of Contingent Value Rights Agreement

E	Form of Plan of Distribution

F	Joinder Agreement

Exhibit A

COMPANY TRANSFER AGENT INSTRUCTIONS

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Christine Pino, Account Representative

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement, dated as of October 4, 2013 (the “Agreement”), by and among Gramercy Property Trust Inc., a Maryland corporation (the “Company”), and the investors named on the Schedule of Investors attached hereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

In connection with the consummation of the transactions contemplated by the Agreement, this letter shall serve as our irrevocable authorization and direction to you:

(i)         to issue an aggregate of [       ] shares of our Common Stock in the names and denominations set forth on Annex I attached hereto. The certificates or book-entry records should bear the legend set forth on Annex II attached hereto and “stop transfer” instructions should be placed against their subsequent transfer. Kindly make a book-entry record or deliver the certificates to the respective delivery addresses set forth on Annex I via hand delivery or overnight courier, as instructed by the Company. We confirm that these shares will be validly issued, fully paid and non-assessable upon issuance; and

(ii)        to issue or record, as applicable (provided that you are the transfer agent of the Company at such time), certificates or book-entry records, as applicable, for Common Shares upon transfer or resale of the Common Shares and receipt by you of certificate(s), if any, for the Common Shares so transferred or sold (duly endorsed or accompanied by stock powers duly endorsed, in each case with signatures guaranteed and otherwise in form eligible for transfer).

You acknowledge and agree that so long as you have previously received written instruction from the Company’s legal counsel to remove the restrictive legend(s) with respect to the Common Shares, then, unless otherwise required by law, within three (3) business days of your receipt of certificates, if any, representing the Common Shares, you shall issue the certificates or book-entry records, as then instructed by the Company, representing the Common Shares to the Holders or their transferees, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates or book-entry records, as applicable, shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction. Any certificates tendered for transfer shall be endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact the undersigned at 212-297-1020.

Very truly yours,

GRAMERCY PROPERTY TRUST INC.

By:
Name: Edward J. Matey Jr.
Title: Secretary and General Counsel

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this [___] day of [________], 2013

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

Enclosures

ANNEX I

SCHEDULE OF INVESTORS

ANNEX II

LEGEND TO BE BORNE ON CERTIFICATES AND BOOK-ENTRY RECORDS

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

UNTIL MARCH 25, 2014, THESE SECURITIES ARE SUBJECT TO A LOCK-UP UNDER A COMMON STOCK PURCHASE AGREEMENT DATED OCTOBER 4, 2013 BY AND AMONG GRAMERCY PROPERTY TRUST INC. AND THE INVESTORS THAT ARE A PARTY THERETO.”

Exhibit B-1

GRAMERCY PROPERTY TRUST INC.

STOCK CERTIFICATE/REGISTRATION QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Shares are to be registered in (this is the name that will appear on the records of the Company, or, if required, stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Common Shares and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone, fax number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit B-2

GRAMERCY PROPERTY TRUST INC.

REGISTRATION STATEMENT/PROSPECTUS QUESTIONNAIRE

In connection with the Registration Statement/Prospectus, please provide us with the following information regarding the Investor.

1.            Please state your organization’s name exactly as it should appear in the Registration Statement/Prospectus:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Common Shares owned by the Investor:

2.   Address of your organization:

Telephone: __________________________

Fax: ________________________________

Contact Person: _______________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

☐     Yes                 ☐     No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

☐     Yes                 ☐     No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement/Prospectus.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement/Prospectus?

☐     Yes                 ☐     No

If yes, please describe the nature and amount of such arrangements.

7.   FINRA Matters

(a)         State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes:	No:

☐	☐

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

(b)  State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

Yes:	No:

☐	☐

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement/Prospectus.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement/Prospectus.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, or Prospectus either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement/Prospectus or necessary to make the statements in the Registration Statement/Prospectus not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective or the Prospectus is filed and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Registrable Securities under and pursuant to the Registration Statement/Prospectus, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement/Prospectus, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated: __________

Name

Signature

Name and Title of Signatory

Exhibit B-3

GRAMERCY PROPERTY TRUST INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY,
TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)          The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Common Stock Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)          Indicate the form of entity of the undersigned:

☐   Limited Partnership

☐   General Partnership

☐   Limited Liability Company

☐   Corporation

☐   Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): _______________________________________________________

(Continue on a separate piece of paper, if necessary.)

☐   Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): ____________________________________________

(Continue on a separate piece of paper, if necessary.)

☐   Other form of organization (indicate form of organization (_________________________

_____________________________________________________________________________________________).

(c)          Indicate the approximate date the undersigned entity was formed: ________________.

(d) In order for the Company to offer and sell the Common Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

☐	1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	3. An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐	4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

☐	10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

☐	11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies: _____________________________________

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:__________________________, 2013

Print Name of Investor

Name:
Title:
(Signature and title of authorized officer, partner or trustee)

Exhibit C-1

OPINION OF COMPANY COUNSEL

Company Counsel shall deliver an opinion (subject to certain limitations, qualifications and assumptions) substantially to the effect that:

1.	The Purchase Agreement and the CVR Agreements have been duly executed and delivered by the Company, to the extent such execution and delivery are governed by New York law.

2.	The Purchase Agreement and the CVR Agreements are valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforcement of rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy, and subject to the qualification that the enforceability of obligations of the Company thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting rights and remedies of creditors generally, and by general principles of equity.

3.	The execution and delivery of the Purchase Agreement and the CVR Agreements by the Company do not, and the performance by the Company of its obligations thereunder will not (a) result in a violation of any U.S. federal or New York state law, rule or regulation, or (b) to our knowledge, result in a violation of any decree, judgment or order of any U.S. or New York court to which the Company is a named party, except that we express no opinion in this paragraph regarding any federal securities laws, any state securities or “Blue Sky” laws or the provisions of Section 6.4 of the Purchase Agreement.

4.	No consent, authorization, approval or order of or filing with any U.S. federal or New York governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the (i) the execution, delivery and performance of the Company of the Purchase Agreement and the CVR Agreements, and (ii) issuance and sale of the Shares pursuant to the Purchase Agreement, other than (a) such as previously have been obtained or made, (b) the filing of Form D pursuant to Rule 503 under the Securities Act and any notice filings required under applicable state securities laws, and (c) any required filings and/or approvals in connection with the Registration Statement.

5.	Assuming the accuracy of the representations and warranties of the Investors contained in the Purchase Agreement and the compliance of such parties with the agreements set forth therein, the issuance and sale of the Shares to the Investors pursuant to the Purchase Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

6.	To our knowledge, there is no pending action, suit, investigation or proceeding before or by any United States or state court, government agency or authority against the Company that challenges the legality, validity or enforceability of the transaction contemplated by the Purchase Agreement that is required to be described in the Company’s SEC Reports and that is not so described as required.

Exhibit C-2

OPINION OF MARYLAND COUNSEL

Venable LLP shall deliver an opinion (subject to certain limitations, qualifications and assumptions) substantially to the effect that:

1.          The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2.          The Company has the corporate power to enter into and perform its obligations under the Purchase Agreement.

3.          The Purchase Agreement has been duly authorized, executed and, so far as is known to us, delivered by the Company.

4.          The issuance of the Common Shares has been duly authorized by the Company and, when issued and delivered against payment therefor in accordance with the Purchase Agreement and the Resolutions, the Common Shares will be validly issued, fully paid and nonassessable. The issuance of the Common Shares is not subject to preemptive or other similar rights arising under the Maryland General Corporation Law, the Charter or the Bylaws.

5.          No consent, approval, authorization or other order of, or registration or filing with, any governmental authority of the State of Maryland is required for the Company’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby, except as required under the securities or blue sky laws of the State of Maryland (as to which no opinion is rendered) or such as have been obtained or made.

6.          The execution and delivery by the Company of the Purchase Agreement and the performance by the Company of its obligations thereunder will not conflict with or violate (a) the Charter or Bylaws, (b) any law, regulation or rule of the State of Maryland applicable to the Company or (c) so far as is known to us, any order, judgment or decree of any governmental authority of the State of Maryland having jurisdiction over the Company.

Exhibit D

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

[See Separate Form]

Exhibit E

FORM OF PLAN OF DISTRIBUTION

[The selling stockholders may, from time to time, sell any or all of the shares of our common stock beneficially owned by them and offered hereby directly or through one or more underwriters, broker-dealers, agents or directly. The selling stockholders will be responsible for any underwriting discounts or agent’s commissions. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	on the New York Stock Exchange or any other national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing of options, whether such options are listed on an options exchange or otherwise;
•	through ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	through block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	in an exchange distribution in accordance with the rules of the applicable exchange;
•	in privately negotiated transactions;
•	through the settlement of short sales;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling stockholders also may sell shares under Rule 144 promulgated under the Securities Act of 1933, as amended, or the Securities Act, rather than under this prospectus supplement.

In addition, the selling stockholders may enter into hedging transactions with broker-dealers which may engage in short sales of shares in the course of hedging the positions they assume with the selling stockholders. The selling stockholders also may sell shares short and deliver the shares to close out such short position. The selling stockholders also may enter into option or other transactions with broker-dealers that require the delivery by such broker-dealers of the shares, which shares may be resold thereafter pursuant to this prospectus supplement.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of our common stock for whom they may act as agent or to whom they may sell as principal, or both (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be less than or in excess of those customary in the types of transactions involved).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any compensation received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. While neither we nor any selling stockholder can presently estimate the amount of such compensation, if applicable, in compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the aggregate maximum discount, commission, agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of any offering pursuant to this prospectus supplement or pricing supplement, as the case may be. However, it is anticipated that the maximum commission or discount to be received in any particular offering of securities will be less than this amount.

We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities arising under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

Because selling stockholders may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, the selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, which may include delivery through the facilities of the New York Stock Exchange pursuant to Rule 153 under the Securities Act.

The selling stockholders will be subject to the Securities Exchange Act of 1934, as amended, or the Exchange Act, including Regulation M promulgated thereunder, which may limit the timing of purchases and sales of common stock by the selling stockholders and their affiliates.

Upon being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer or underwriter for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus supplement, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s) or underwriter(s), (ii) the number of shares of common stock involved, (iii) the price at which such shares were or will be sold, (iv) the commissions paid or to be paid or discounts or concessions allowed to such broker-dealer(s) or underwriter(s), where applicable, (v) that, as applicable, such broker-dealer(s) or underwriter(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus supplement or the accompanying prospectus and (iv) other facts material to the transaction.

There can be no assurance that the selling stockholders will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus supplement or the accompanying prospectus form a part. ]

Exhibit F

Joinder Agreement

This Joinder Agreement (the “Joinder Agreement”) is made as of _____________ (the “Effective Date”) by and between Gramercy Property Trust Inc., a Maryland corporation (the “Company”) and ________________________(the “New Investor”).

Preliminary Statements

I.          Reference is made to that certain Common Stock Purchase Agreement (the “Purchase Agreement”) dated as of October 4, 2013, by and among the Company and each Person which is a party thereto as an Investor (individually, an “Investor” and collectively, the “Investors”). Capitalized terms not defined herein have the meaning ascribed to them in the Purchase Agreement.

II.         New Investor wishes to become an Investor under to the Purchase Agreement and to Purchase the Common Shares identified in this Joinder Agreement.

ARTICLE 1 – JOINDER; PURCHASE

1.1        Joinder. Pursuant to Section 2.3 of the Purchase Agreement, New Investor hereby joins onto the Purchase Agreement as an Investor thereunder. New Investor agrees to be bound by and subject to the terms of the Purchase Agreement as an Investor thereunder to the same extent as would apply if New Investor had been an original Investor thereunder. For the avoidance of doubt, New Investor expressly acknowledges and agrees that it is subject to all of the covenants, obligations, terms and conditions of the Purchase Agreement, including but not limited to, the representations and warranties of the Investors in Section 3.2 of the Purchase Agreement. New Investor shall complete and deliver to the Company, on the date hereof, Exhibit B-1, Exhibit B-2 and Exhibit B-3 of the Purchase Agreement. This Joinder shall be effective as of the Effective Date.

1.2        Attachment. Each party hereto agrees that this Joinder Agreement shall be attached to and become a part of the Purchase Agreement. The Company and New Investor agree that the Company shall amend Schedule 1 to the Purchase Agreement to add thereto the name of the New Investor, the number of Common Shares and the aggregate purchase price identified in Section 1.3 of this Joinder Agreement.

1.3        Purchase. Subject to the terms and conditions set forth in this Joinder Agreement and the Purchase Agreement, at the Closing the Company shall issue and sell to the New Investor, and the New Investor shall purchase from the Company, such number of Common Shares (either in certificated or book-entry form, as the New Investor and the Company shall agree), at the price per Common Share set forth in Section 2.1 of the Purchase Agreement, for the aggregate price as set forth on the New Investor’s signature page to this Joinder Agreement. The New Investor hereby acknowledges and agrees that (i) the Closing with respect to BHR may occur on October 7, 2013 (the “First Closing Date”) and (ii) the Closing with respect to the New Investor may occur on or about October 8, 2013 (but in any event no later than two (2) Business Days after the First Closing Date).

ARTICLE 2 – MISCELLANEOUS

2.1        Article VII. Article VII of the Purchase Agreement is hereby incorporated mutatis mutandis into this Joinder Agreement in its entirety.

2.2        Reliance by Agent on Representations and Warranties. The Agent shall be a third party beneficiary of, and entitled to rely on, the representations and warranties of the New Investor set forth in Section 3.2 of the Purchase Agreement.

2.3        Governing Law. This Agreement shall be governed, construed and interpreted by the laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this Agreement under seal as of the date and year first written above:

COMPANY:

GRAMERCY PROPERTY TRUST INC.

By:
Name:
Title:

Investor Signature Page to Joinder Agreement

By its execution and delivery of this signature page to the Joinder Agreement, the undersigned New Investor hereby joins in and agrees to be bound by the terms and conditions of the Joinder Agreement and the Common Stock Purchase Agreement dated as of October 4, 2013 (the “Purchase Agreement”) by and among Gramercy Property Trust Inc. and the Investors (as defined therein), as to the number of Common Shares set forth below.

Name of New Investor:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Common Shares:

Aggregate Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No. :

Other Special Instructions:

SCHEDULE 1

Investor Name	Common Shares Purchased	Aggregate Purchase Price
BHR Master Fund, Ltd.	4,561,611	$18,748,221.21

BHR OC Master Fund, Ltd.	1,362,560	$5,600,121.60

Monaco Partners LP	1,000,000	$4,110,000

Skyland Inc.	1,000,000	$4,110,000

Merestone Partners LP	177,939	$731,329.29

Luxor Capital Partners, LP	335,145	$1,377,445.95

Luxor Capital Partners Offshore Master Fund, LP	526,969	$2,165,842.59

Luxor Wavefront, LP	109,725	$450,969.75

OC 19 Master Fund, L.P.-LCG	28,161	$115,741.71

Cohen & Steers Total Return Realty Fund, Inc.	118,233	$485,937.63

Cohen & Steers Quality Income Realty Fund, Inc.	1,589,355	$6,532,249.05

Cohen & Steers REIT and Preferred Income Fund, Inc.	725,502	$2,981,813.22

Totals	11,535,200	$47,409,672

NYSE Calculation	11,535,200 / 57,683,233 (Total Voting Shares Outstanding) = 19.99%

SCHEDULE 3.1(f)

•	Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 9, 2013, was filed late.